This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends and other information that is not historical information. When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon our current expectations and various assumptions. Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved.

This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends and other information that is not historical information. When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon our current expectations and various assumptions. Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved.

There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this presentation. Important factors that could cause our actual results to differ materially from the forward-looking statements we make in this presentation. Such risks, uncertainties and other important factors include, among others: our substantial leverage; limitations on flexibility in operating our business contained in our debt agreements; increases in interest rates as a result of our variable rate indebtedness; pricing pressure from our customers; technological change and innovation; risks associated with our non-U.S. operations; fluctuations in currency exchange rates; high competition in the markets in which we operate; adverse changes to environmental, health and safety regulations; operating hazards in our production facilities; inability to achieve expected cost savings; difficulties in securing or changes in the pricing of the raw materials we use; our significant pension benefit obligations and the current underfunding of our pension plans; our ability to realize the full value of our intangible assets; our ability to attract and retain skilled employees, particularly research scientists, technical sales professionals and engineers; our ability to protect our intellectual property rights; and the possibility that our owners’ interests will conflict with ours. There may be other factors that may cause our actual results to differ materially from the forward-looking statements.

All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation. We undertake no obligation to update or revise forward-looking statements which may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

Forward-Looking Statements and Regulation G

Investment Highlights

Leading Market Positions

Leading Market Positions

Integrated, Innovative Technology, <br/>Sales and Service Model

Unmatched Global Presence

Significant Top-line Growth Potential

World Class Selling and Service Team

Strong, Growing Free Cash Flows

Significant Cost Saving Opportunities

Financial Targets:

Financial Targets:

Strong Single-Digit Revenue Growth

Double-Digit Adjusted EBITDA Growth

Nalco is a Service Company with:

NALCO

A Service Company

NALCO

	Industrial & Institutional Services	Energy Services	Paper Services
2006 Market Positions	$6.9 billion global market(1)(2) #1 Market Position 18% Market Share(3)	$3.5 billion global market(2) #1 Market Position 32% Market Share (3)	$8.2 billion global market(2) #3 Market Position 9% Market Share (3)
Products and Services	➤ Cooling water treatment – Scale control, microbial fouling, corrosion control ➤ Boiling water treatment – Pre-treatment, condensate control, internal treatment ➤ Raw and wastewater treatment ➤ Mining and mineral process aids ➤ Other water-based process applications	➤ Flow assurance ➤ Oil/water separation ➤ Heavy crude desalting ➤ Monomer inhibitors ➤ Anti-oxidants ➤ Fuel and lubricant additives ➤ Boiler, cooling water, raw water and wastewater applications	➤ Digester Additives ➤ Defoamers & Wash Aids ➤ De-Inking Chemicals ➤ Felt Cleaners ➤ Coating Additives ➤ Boiler, cooling water, raw water and wastewater applications
2006 Net Sales(4)	$1,593 million	$1,052 million	$722 million

(1) Represents water treatment and services markets, which accounted for 78% of I&IS net sales in 2006.
(2) Approximate market size based on internal estimates and industry publications and surveys.
(3) Market share data factors in appropriate segment sales in India and Japan.
(4) Divisional net sales exclude approximately $236 million of sales allocated to the "Other" segment.

3

Three Times Size of Nearest Competitor

Nalco has a sizable scale advantage across the $17.7 billion water and water-related services and chemicals market space*

* Note: Uses 2005 sales and market size data. Excludes process chemical and service sales in the I&IS segment, which collectively were more than $400 million for Nalco in 2005. Includes sales from India and Katayama-Nalco reported in our Other segment. Reflects management estimates of 2005 sales in relevant competing markets.

Unmatched Global Presence

Latin America

Latin America

North America

North America

Europe, Africa & Middle East

Europe, Africa & Middle East

Asia/Pacific

Asia/Pacific

Countries of Operation

Plant

Over 6,000 Degreed Sales and Service Professionals Worldwide

More than 70,000 Customer Locations

Serving more than 60% of Industry Week 500 and all of Euro Stoxx 50 companies1

Serving more than 60% of Industry Week 500 and all of Euro Stoxx 50 companies1

No customer accounts for more than 3% of net sales

Energy

I&IS

Paper

1 2005 data

Experienced Management Team<br/>Significantly Invested in Nalco

33

Executive Vice President, Chief Financial Officer Former Senior Vice President and CFO of Rohm and Haas

Bradley J. Bell

29

Executive Vice President, COO and President, I&IS 28 Years of Experience with Nalco

William J. Roe

50

Chairman and Chief Executive Officer Former Chairman and CEO of Hercules Former Chairman, President and CEO of Union Carbide

Dr. William H. Joyce

Years of Industry Experience

Title

Name

~$5 Million Shares Owned by Experienced Management Team

36

36

30

29

Group Vice President, President, Paper Services Division

Group Vice President, President, Paper Services Division

Group Vice President, President, Pacific Division

Vice President, Downstream Energy Services

John Yimoyines

John Yimoyines

Louis L. Loosbrock

David Johnson

Growing Revenue and EBITDA

Nalco is a consistently growing performer with a service-annuity model

$2,430

$3,033

$1,574

$1,434

$1,304

$1,215

$1,247

$1,292

$1,287

$1,164

$1,013

$899

$843

$738

$2,367

$2,767

$2,644

$2,620

$0

$500

$1,000

$1,500

$2,000

$2,500

$3,000

1987

1988

1989

1990

1991

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

$161

$176

$195

$227

$264

$306

$306

$289

$290

$312

$346

$342

$433

$466

$458

$517

$528

$585

19.1%

19.6%

17.5%

19.2%

18.3%

21.8%

20.9%

21.7%

22.4%

22.6%

23.8%

23.7%

23.2%

23.9%

23.9%

24.1%

21.7%

$0

$100

$200

$300

$400

$500

$600

1987

1988

1989

1990

1991

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

0%

5%

10%

15%

20%

25%

30%

Revenue

Suez acquired Nalco and merged Nalco with Calgon and Aquazur in 1999

Adjusted EBITDA and EBITDA Margins

Note: 1987- ?98 based on Nalco Chemical Co. public filings. 1999 and 2000 based on unaudited Suez reported results.

Note: 1987- ?98 based on Nalco Chemical Co. public filings. 1999 and 2000 based on unaudited Suez reported results.

2004

19.3%

2005

$3,312

$603

18.2%

+11%

+3%

+9%

+10%

Private equity purchase of Nalco

$3,603

+9%

2006

2005

2006

$680

18.9%

+13%

World-Class Selling and Service Team

40% of the North American sales force has greater than 10 years of Nalco service

Deep Experience

50% of 1st year spent on training

50% of 1st year spent on training

Strong Training Investment

Selling engineers generate new sales and expand share in existing accounts

Selling engineers generate new sales and expand share in existing accounts

Service technicians provide maintenance services to existing accounts

Integrated Selling Approach

Professionals with extensive knowledge of local markets and established relationships

Professionals with extensive knowledge of local markets and established relationships

Local Experts

More than 6,000 degreed sales engineers and service technicians

More than 6,000 degreed sales engineers and service technicians

Highly Skilled Team

Integrated Technology, Sales and Service Model

Developing differentiated offerings helps drive sustainable growth

Deep knowledge of customer needs and process

Deep knowledge of customer needs and process

Increasingly co-developing solutions with customer teams

Integrated R&D approach using sales engineers, technical marketers and researchers

Redeploying resources and investing in targeted research initiatives

Leadership in technological innovation

2,000+ patents in force

450 researchers

Key Development Efforts

Significant Market Potential

Reaching and Exceeding Growth Target

Invest in high-growth geographies.

Invest in high-growth geographies.

Gain with globalization and modernization

Target the right industry segments and trends.

Benefit from water scarcity with recycle capabilities

Support tougher-to-reach, harder-to-treat oil

Focus on environmental issues with economic benefits

Energy conservation and greenhouse gas emission reduction

Water and air hygiene

Broaden offering with existing customers

Expand service and engineering intensity

Increase presence in process applications

Add to monitoring and control expertise/offerings

Expand development of specialty offerings to minimize or eliminate commodity chemical risks

Expand alternate channel/hybrid model

Better technology and cost-to-serve than in market currently

16 hubs in North America; Test in Europe and Asia in 2007

Gain share in key countries

Aggressively expand R&D, pre-invest in sales engineers

Improve to match U.S. share of GDP

5% Base Business Growth Target

1-2% growth over time

Added upside opportunities

+

+

Investing in Growth Segments

Many newer energy technologies will be more water intensive

Many newer energy technologies will be more water intensive

Biofuels and hydrogen reforming require significantly more water than fossil transportation fuels.

2-10 gallons of water used per gallon of ethanol refined

Gallons/MMBTUth

1

10

100

1000

10000

Natural gas<br/>processing

Coal<br/>mining

Hydrogen<br/>reforming

Biodiesel<br/>processing

Ethanol<br/> processing

Oil<br/>sands

Enhanced<br/>oil recovery

Source: Department of Energy “Energy-Water Science & Technology Research Roadmap” presentation

Expected water use

Superior brightness enhancer technology.

Superior brightness enhancer technology.

Improves performance and lowers customer total costs of operation.

Developing Growth Technologies

Lower quality<br/>crudes require<br/>advanced production and refining treatment.

Lower quality<br/>crudes require<br/>advanced production and refining treatment.

RESOLV desalter management program helps refiners use lower cost “opportunity” crudes.

Real-time monitoring and molecular-level control of scale, corrosion & microbio.

Real-time monitoring and molecular-level control of scale, corrosion & microbio.

Cooling water technology extended to multiple markets, including new 3D TRASAR for Sugar.

Detects sugar juice contamination that can lead to boiler ruptures.

EXTRAWhiteTM

Modernization Makes A Difference in Water Treatment

Modernization drives significant per-person increase in water treatment.

Growth in developing countries delivers a double-benefit to Nalco.

MVA is Manufacturing Value Added



Scatterplot of Water Treatment $/person vs MVA $/person
Water Treatment $/person
MVA $/person
35
30
25
20
15
10
5
0
1000
1500
2000
2500
3000
3500
United States
Germany
Sweden
Austria
Japan
Taiwan
United Kingdom
South Korea
France
Italy
Belgium
Netherlands
Spain
Australia
Russia
Czech Republic
Mexico
Hungary
Argentina
Indonesia
Brazil
China
India

Sources: Freedonia "World Water Treatment Products", March 2006. Data correlation corrected for scaling differences from logarithmic chart presented by Freedonia

14

*2004 GDP data and 2005 Nalco sales data used to calculate relative market strength

Getting Nalco’s share of GDP globally to our U.S. level would take:

Getting Nalco’s share of GDP globally to our U.S. level would take:

Years Annual Growth

5 9%

8 5%

10 4%

15 3%

Accelerating growth requires pre-investing in R&D and sales engineers. As we increase work process improvement results, we can invest more aggressively in expanding sales and increasing R&D to capture share improvement. It will take at least two years to gain these skills, hire and train sales engineers, and expand our R&D capabilities.

Applying Nalco’s share of U.S. GDP globally would take Nalco to $5 billion in sales today

Current priorities

Generate organic growth

Generate organic growth

Support rapid growth in Energy with technology and highly capable people

Hire and train in rapidly developing geographies

Broaden offering through innovation and partnerships

Secure incremental price

Gain stability in Paper, growing through technology.

Finish move of sales engineers to profit-based compensation

Efficiency improvements

Complete order-to-cash and European customer service process improvements.

Continue service force expansion – lower cost-to-serve and improve outcomes

Management de-layering – improve speed to market

Made debt payments of more than $600 million(1)

Made debt payments of more than $600 million(1)

Initiated dividend payment in 2007

Commitment to Capital Management

Free Cash Flow Has Been Used for Debt Reduction

12/31/03

($ in millions)

Cash & Cash Equivalents

100

$

31

$

Total Debt

3,765 (2)

3,267

Net Debt

3,665 (2)

3,236

LTM Adjusted EBITDA

528

$

(3)

603

$

Total Net Debt / LTM EBITDA

6.9x

5.4x

Includes $164mm of 9.0% senior discount notes redeemed in conjunction with IPO.

Includes $164mm of 9.0% senior discount notes redeemed in conjunction with IPO.

Includes senior discount note debt issued January 2004

Excludes $30mm pro forma future cost savings.

12/31/05

12/31/06

37

$

3,189

3,152

680

$

4.6x

12/31/04

33

$

3,442

3,409

585

$

5.8x

Projected 2007

Free Cash Flow

$119.6

$183.5

$139.9

Up 30%

Up 10%

Year-end Free Cash Flow Yield (4)

4.6%

6.1%

Meeting Our Goals

Debt Reduction

Incremental Cost Reduction

Organic Growth

Aligned Interest with Shareholders

Ability to Raise Prices in Response to Rising

$183 million free cash flow in 2006

$183 million free cash flow in 2006

>$600 million in debt payments in last 30 months

Annual target of $75 million

Realized $88 million in 2004

Realized $89 million in 2005

Realized $71 million in 2005

Met two-year growth forecast in first year

Sales focus on price increase slowed rate of “real” growth in 2005 to 2.2%. Organic growth 7.2%.

Improved 2006 real growth at 3.6%. Organic growth of 7.8%.

Management owns 5 million shares

Full recovery now achieved of purchased materials and freight cost increases since 2004.

Management Goals at IPO

Results

Average $83mm

Investments and Other

Productivity Improvement

Real Growth, Mix and Price > Material Cost Increase

2007 Target

Estimates Shown In Millions

Comp & Benefits

2006<br/>Actual

$680

Direct material and freight cost increases

Price = Cost

$748

Flat to existing cost levels

2007 Adj. EBITDA target components

($39)

($38)

($27)

$27

$75

$70

Value Creation Strategy

Strong Single- Digit Revenue Growth

Double-Digit EBITDA Growth

Significant Earnings Growth

Alternate channels

Alternate channels

Work process redesign

High growth markets

Strong free cash flow generation drives de-leveraging

Strong free cash flow generation drives de-leveraging

Continued debt paydown

Return near historical margins (low-20s%)

Return near historical margins (low-20s%)

Work process redesign

Meet or exceeding target of $75 million annual cost reduction